UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

July 23, 2010

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 500W Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition

On July 29, 2010,  Nevada Gold & Casinos, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Current Report”) announcing that, on July 23, 2010, the Company’s wholly-owned subsidiary, NG Washington II, LLC, completed the acquisition (the “Acquisition”) of six mini-casinos located in western Washington State, namely, the Silver Dollar Casino in SeaTac, Silver Dollar Casino in Renton, Silver Dollar Casino in Bothell, Club Hollywood Casino in Shoreline, Royal Casino in Everett and Golden Nugget Casino in Tukwila.  On September 15, 2010, the Company filed the financial statements and pro-forma information required by Item 9.01 by filing an amendment to the Current Report (“Amendment No. 1”).  The purpose of this Amendment No. 2 to the Current Report is to amend Amendment No. 1 solely in order to include (1) the name and electronic signature of the independent auditor of the acquired assets on the independent auditor’s report page which was inadvertently omitted in Amendment No. 1 and (2) in the pro-forma financial statements, filed as Exhibit 99.3 to Amendment No. 1, additional columns to eliminate the result of operations of the three card rooms not acquired by NG Washington II, LLC but which were included in the December 31, 2009 audited financial statements of Gaming Consultants, Inc. and Affiliates (“GCI”).

The audited financial statements of GCI included in this Amendment No. 2 to the Current Report as Exhibit 99.2 include the financial position and results of operations of three casinos not acquired by NG Washington II, LLC.  The unaudited pro-forma balance sheet as of the fiscal year ended April 30, 2010 gives effect to the Acquisition as if it had occurred on April 30, 2010 and is derived by combining the individual unaudited balance sheets of the casinos acquired with the audited balance sheet of the Company as of April 30, 2010.  The unaudited pro forma statement of operations for the fiscal year ended April 30, 2010 gives effect to the Acquisition as if it occurred on May 1, 2009 and is derived by combining the individual unaudited monthly statements of operations of the six casinos acquired for the period of May 1, 2009 through December 31, 2009 with the individual unaudited statements of operations of the six casinos acquired for the period of January 1, 2010 through April 30, 2010, along with the audited statement of operations of the Company for the year ended April 30, 2010.

Item 9.01.   Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

     The following financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference:

•	Independent Auditors’ Report

•	Combined Balance Sheet of Gaming Consultants, Inc. and its Affiliates for the year ended December 31, 2009

•	Combined Statement of Income of Gaming Consultants, Inc. and its Affiliates for the year ended December 31, 2009

•	Combined Statement of Stockholder’s Equity of Gaming Consultants, Inc. and its Affiliates for the year ended December 31, 2009

•	Combined Statement of Cash Flows of Gaming Consultants, Inc. and its Affiliates for the year ended December 31, 2009

•	Notes to Combined Financial Statements of Gaming Consultants, Inc. and its Affiliates for the year ended December 31, 2009

(b) Unaudited Pro Forma Financial Information

     The following pro forma financial information is attached hereto as Exhibit 99.3 and incorporated herein by reference.

•	Unaudited Pro Forma Balance Sheet as of the fiscal year April 30, 2010
•	Unaudited Pro Forma Statement of Operations for the fiscal year ended April 30, 2010

(d) Exhibits

2.1(a)*
Asset Purchase Agreement dated April 14, 2010 between NG Washington II, LLC, as buyer, and Grant Thornton, Ltd., as receiver for Big Nevada, Inc., Gameco, Inc., Gaming Consultants, Inc., Gaming Management, Inc., Golden Nugget Tukwila, Inc., Hollydrift Gaming, Inc., Little Nevada, Inc., Mill Creek Gaming, Inc., Royal Casino Holdings, Inc., and Silver Dollar Mill Creek, Inc.

2.1(b)**
Amendment to the Asset Purchase Agreement dated April 14, 2010 between NG Washington II, LLC, as buyer, and Grant Thornton, Ltd, in its capacity as court-appointed receiver for Big Nevada, Inc., Gameco, Inc., Gaming Consultants, Inc., Gaming Management, Inc., Golden Nugget Tukwila, Inc., Hollydrift Gaming, Inc., Little Nevada, Inc., Mill Creek Gaming, Inc., Royal Casino Holdings, Inc. and Silver Dollar Mill Creek, Inc.

23.1	Consent of LeMaster Daniels PLLC

99.1***	Press Release dated July 26, 2010 reporting the completion of the Acquisition

99.2	Financial Statements listed in Item 9.01(a)

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

*	Incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on April 14, 2010.

**	Incorporated by reference from Exhibit 10.15 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2010.

***	Previously furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: September 14, 2011	By:	/s/ James J. Kohn
James J. Kohn
Executive Vice President and CFO

INDEX TO EXHIBITS

Item	Exhibit
2.1(a)*
Asset Purchase Agreement dated April 14, 2010 between NG Washington II, LLC, as buyer, and Grant Thornton, Ltd., as receiver for Big Nevada, Inc., Gameco, Inc., Gaming Consultants, Inc., Gaming Management, Inc., Golden Nugget Tukwila, Inc., Hollydrift Gaming, Inc., Little Nevada, Inc., Mill Creek Gaming, Inc., Royal Casino Holdings, Inc., and Silver Dollar Mill Creek, Inc.

2.1(b)**
Amendment to the Asset Purchase Agreement dated April 14, 2010 between NG Washington II, LLC, as buyer, and Grant Thornton, Ltd, in its capacity as court-appointed receiver for Big Nevada, Inc., Gameco, Inc., Gaming Consultants, Inc., Gaming Management, Inc., Golden Nugget Tukwila, Inc., Hollydrift Gaming, Inc., Little Nevada, Inc., Mill Creek Gaming, Inc., Royal Casino Holdings, Inc. and Silver Dollar Mill Creek, Inc.

23.1	Consent of LeMaster Daniels PLLC

99.1***	Press Release dated July 26, 2010 reporting the completion of the Acquisition

99.2	Financial Statements listed in Item 9.01(a)

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

*	Incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on April 14, 2010.

**	Incorporated by reference from Exhibit 10.15 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2010.

***	Previously furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2010.